Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference of our reports included herein or incorporated by reference in the Form 10-K, into Freeport-McMoRan Copper & Gold Inc.'s previously filed Registration Statements on Form S-3 (File Nos. 33-45787, 33-63376, 33-52503 and 333-2699) and
        on Form S-8 (File Nos. 33-63267, 33-63269 and 33-63271).


                                         Arthur Andersen LLP

        New Orleans, Louisiana
        March 27, 1998